UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 31, 2018

SANUWAVE HEALTH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3360 Martin Farm Road, Suite 100, Suwanee, Georgia	30024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(770) 419-7525

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registration is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 23, 2019, SANUWAVE Health, Inc. (the “Company”) amended the expiration date of the Series A Warrants, Class N Warrants and Class L Warrants (the “Warrant Extension”), from March 17, 2019, to May 1, 2019, to be effective on January 23, 2019. The Company sent a letter to the holders of the Series A Warrants, Class N Warrants and Class L Warrants regarding the Warrant Extension on January 29, 2019 (the “Warrant Extension Letter”). Certain of the Class L Warrants are held by Michael Stolarski, a member of our Board of Directors.

The foregoing is only a brief description of the Warrant Extension Letter, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Warrant Extension Letter taken together with the form of Series A Warrant, form of Class N Warrant and form of Class L Warrant. The form of the Series A Warrant is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 18, 2014, the form of the Class N Warrant is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 9, 2017, the form of the Class L Warrant is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 17, 2016 and the Warrant Extension Letter is filed as Exhibit 4.1 to this Current Report on Form 8-K, and each is incorporated herein by reference.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Since December 31, 2018, the Company has been in default under two promissory notes issued to HealthTronics, Inc. on August 1, 2005 as part of the purchase of the orthopedic division assets of HealthTronics, Inc., which promissory notes have been amended on June 15, 2015, June 28, 2016 and August 3, 2017. The Company defaulted on the promissory notes due to a failure to pay the balance due by December 31, 2018. The aggregate amount due under the promissory notes is $6,544,525. As a result of such default, HealthTronics, Inc. could, among other rights and remedies, exercise its rights under the security agreement granting HealthTronics, Inc. a first priority security interest in the assets of the Company. The Company is in negotiations with HealthTronics, Inc. to address the event of default.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.        Description

4.1
Letter to Series A Warrantholders, Class N Warrantholders and Class L Warrantholders, dated January 29, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Date: January 25, 2019	By:	/s/ Lisa E. Sundstrom
Lisa E. Sundstrom
Controller and Chief Financial Officer